Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO 1. Dated as of March 15, 2018 (this “Amendment”) by and between CNX MIDSTREAM PARTNERS LP (formerly known as CONE Midstream Partners LP), a Delaware limited partnership (the “Borrower”), and PNC BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”), to that certain Credit Agreement, dated as of March 8, 2018 (the “Credit Agreement”), by and among the Borrower, the Guarantors party thereto, the Lenders party thereto, the Administrative Agent, PNC Bank, National Association, as collateral agent, and the other parties party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such term in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, Section 11.1.2 of the Credit Agreement provides that the Borrower and the Administrative Agent, on behalf of the Lenders and without any consent or action by any Lender, may amend, modify, supplement or restate in whole or in part any of the Loan Documents from time to time to cure any defect or error;

WHEREAS, the Borrower and the Administrative Agent have jointly identified a defect in Schedule 1.1(A) to the Credit Agreement as set forth in Section 1 hereof, and therefore desire to amend the Credit Agreement in order to remedy such defect on the terms set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1 - Amendment. Schedule 1.1(A) to the Credit Agreement is hereby amended to add the following column immediately to the right of the column titled “Commitment Fee”:

Letter of Credit Fee
1.75%
2.00%
2.25%
2.50%
2.75%

SECTION 2 - Effectiveness. This Amendment shall become effective upon the execution thereof by the Borrower and the Administrative Agent.

SECTION 3 - Reference to and Effect on the Credit Agreement. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or waived by this Amendment. The Credit Agreement, as specifically amended by this Amendment, and each other Loan Document are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the

Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents. This Amendment is a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 4 - Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 5 - Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. Section 11.11 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CNX MIDSTREAM PARTNERS LP

By:	CNX MIDSTREAM GP, LLC
its general partner

By:	/s/ Stephen W. Johnson
Name: Stephen W. Johnson
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Mahir J. Desai
Name: Mahir J. Desai
Title: Vice President

[Signature Page to Amendment No. 1]